Fees Summary	Dec. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 512,967,000
Previously Paid Amount	0
Total Fee Amount	70,840.74
Total Offset Amount	0
Net Fee	$ 70,840.74